UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2023

PIEDMONT LITHIUM INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware	001-38427	36-4996461
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 E Catawba Street Belmont, North Carolina	28012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (704) 461-8000

Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.0001 par value per share	PLL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 22, 2023, the Board of Directors of Piedmont Lithium Inc. (the “Company”) approved and adopted the amended and restated bylaws of the Company to reflect the amendments summarized below (as so amended and restated, the “Amended and Restated Bylaws”), effective immediately.

Among other things, the amendments effected by the Amended and Restated Bylaws: (i) update certain procedural requirements related to director nominations by stockholders in light of the recently adopted Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (ii) reflect certain other related changes, including requiring (1) additional background information and disclosures regarding stockholders proposing director nominations and other business, director nominees proposed by stockholders, and other persons related to a stockholder’s solicitation of proxies; and (2) any stockholder submitting a nomination notice to make a representation and provide confirmation as to whether such stockholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Exchange Act and the Amended and Restated Bylaws and to provide evidence that the stockholder has complied with such requirements. In addition, the amendments added a new Section 2.9, which requires any director nominee to deliver a written questionnaire with respect to the nominee’s background and qualifications as well as to provide any other questionnaires or information that may be necessary to assess the nominee’s qualifications and eligibility for board service.

The Amended and Restated Bylaws also: (i) provide that a white proxy card is reserved solely for use for solicitation by the Company’s Board of Directors, and (ii) update and conform various provisions to reflect the latest amendments to the Delaware General Corporation Law, including by: (1) clarifying the adjournment procedures for virtual meetings of stockholders; and (2) eliminating the requirement that the list of stockholders be open to examination at meetings of stockholders. The Amended and Restated Bylaws also incorporate other non-substantive, ministerial, clarifying and conforming changes.
The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the Amended and Restated Bylaws which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Piedmont Lithium Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PIEDMONT LITHIUM INC.

Date: February 24, 2023		/s/ Keith Phillips
	Name:	Keith Phillips
	Title:	President and Chief Executive Officer